UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2008 (February 8, 2008)

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Bahnhofstrasse 9
6341 Baar, Switzerland
(Address of principal executive offices) (Zip code)
+41 (44) 718 10 32
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2007, Manas Petroleum (the “Company”) entered into an employment agreement with Mr. Thomas Flottmann for an open term commencing February 8, 2008.  As compensation for his employment as Chief Executive Officer, Mr. Flottmann shall receive an annual salary of USD $336,000.  Additionally, Mr. Flottmann shall receive 600,000 stock options, a car lease limited to a total cost of USD$1,000 per month and five weeks paid vacation.  Mr. Flottman’s employment agreement is attached as Exhibit 10.1 and incorporated by reference into this Item 1.01.

On February 1, 2008, the Company entered into an employment agreement with Mr. Rahul Sen Gupta for an open term commencing on February 8, 2008.  As compensation for his employment as Chief Financial Officer, Mr. Sen Gupta shall receive a salary of USD $17,500 per month for the first six months and $20,000 per month thereafter.  Additionally, Mr. Sen Gupta shall receive 400,000 stock options, a car lease limited to a total cost of USD$900 per month and 30 days paid vacation.  Mr. Sen Gupta’s employment agreement is attached as Exhibit 10.2 and incorporated by reference into this Item 1.01.

Item 3.02 Sale of Unregistered Equity Securities

On February 1, 2008, we granted 600,000 stock options our new Chief Executive Officer and 400,000 shares to our new Chief Financial Officer.  These options will vest in 1/12th instalments beginning on the date of the grant and every three months thereafter.  Each of these options is exercisable at $2.10, which was the closing price of our common stock on the Over-the-Counter Bulletin Board of the NASD on February 1, 2008, the day that the options were granted.  Neither of the persons receiving the options is a U.S person or resides in the United States. The Employee Options were issued by the Company in transactions deemed exempt from registration under the Securities Act under Regulation S and/or Section 4(2) of the Securities Act of 1933 as transactions by an issuer not involving any public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2008, the Company appointed Thomas Flottmann, Ph.D., as Chief Executive Officer and Rahul Sen Gupta, C.F.A., as Chief Financial Officer.

Mr. Thomas Flottmann, 50 years of age, was most recently a senior geologist at Santos Limited.  He completed his Ph.D. in conjunction with West Germany's continental deep drilling program. He held several post-doctoral positions in Australia focussing on the analysis of fold-thrust belts and their hydrocarbon and mineral prospectivity. Mr. Flottmann was the principal structural advisor to CRA Limited (now RioTinto PLC) from 1994 to 1997 working on oil and gas as well as mineral exploration. Most recently Mr. Flottmann was a senior staff geoscientist and specialist advisor across all business units to Santos Limited. He has worked in oil and gas exploration and development in Australia, Egypt, Central Asia, Indonesia, East Timor, Papua New Guinea, Gulf of Mexico and in Iran where he led a team evaluating the remaining prospectivity in parts of the prolific Dezful Embayment.

Mr. Sen Gupta, 38 years of age, completed his Masters of Economics majoring in finance and political economics in 1997 at the University of Zurich, Switzerland after studying Computer Engineering at the Swiss Federal Institute of Technology (ETH), Switzerland. Mr. Sen Gupta is also a Charted Financial Analyst (CFA). Most recently Mr. Sen Gupta was a Managing Director at Bank Sal Oppenheim where he was in charge of the Swiss Equity Research Team and was the deputy head of Bank Sal. Oppenheim's global equity research team. He was further a member of the Global Equity Management Committee of Sal. Oppenheim Group. Mr. Sen Gupta has a strong background in finance and investment banking which he gained through working at various investment houses such as Credit Agricole Indosuez Cheuvreux and Bank Julius Bär & Co. Before joining the equity side, Mr Sen Gupta was working in the derivatives field, responsible for constructing, pricing and partly hedging/trading options.

Also on February 8, 2008, Alexander Becker, Ph.D., and Peter-Mark Vogel, C.F.A., resigned as Chief Executive Officer and Chief Financial Officer, respectively.  On the same date as their resignations, Mr. Becker and Mr. Vogel were appointed to newly established positions.  Mr. Becker was appointed Director, New Ventures, and Mr. Vogel was appointed Director, Finance. The employment agreements previously entered into with Mr. Becker and Mr. Vogel remain in effect as previously disclosed.

Mr. Becker, 49 years of age, received his Ph.D. at Frunze, U.S.S.R. Academy of Science in 1987 and his MSc Tomsk University, USSR, in 1982 specializing in structural geology and tectonophysics focus petroleum exploration tectonics, stratigraphy and regional geology of Central Asia. He is the former President of Textonic Consulting from 1998 to 2006 and Cadima Pacific Petroleum from 2000-2006. Mr. Becker was Vice President Exploration of Apex Asia from 1995 to 1997 and former researcher at Ramon Science Center, Ben-Gurion University of the Negev (Israel) from 1990-1997. From 1982 to 1990, Mr. Becker was the chief geologist of a mapping division of North-Kyrgyz Geological Expedition, Ministry of Geology, U.S.S.R. He has published papers in the Journal of Structural Geology, Tectonophysics, Geology, Bulletin of American Geological Society, International Geology Review, and Journal of Hydrology. He was awarded the Peres Greder Prize of Israel Geological Society in 1995. In 1988 and 1989, Mr. Becker won the award of Best Mapping Geologist of Kyrgyz Republic.

Mr. Vogel, 43 years of age, received his Business Administration and Economics, University of Zurich, Switzerland in 1992. He received his M.B.A. from the University of Chicago, Graduate School of Business in March 2003. Mr. Vogel was employed as a C.F.A., senior financial analyst Bank Sal. Oppenheim, Zurich, Switzerland from 2000 to July 2005. He was Vice President of the HSBC Research Department in Guyerzeller, Zurich, Switzerland from 1999 to 2000. From 1998 to 1999 he was Vice President of the Research Department Orbitex Finance.  He was a Portfolio Manager and Assistant to the Bank’s Executive Committee for SocieteGenerale from 1995 to 1998.  He was Assistant Vice President of SocieteGenerale, Zurich, Switzerland from 1995 to 1998.  From 1993 to 1995 he was the Finance and Regulatory Associate and Regulatory Analyst at Merrill Lynch Capital Markets. He has been a member of the Swiss Society of Investment Professionals (SSIP) since 1999 and a member of the CFA Institute, formerly Association of Investment Management and Research (AIMR), since 1999.

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.                      Description
10.1	Employment Agreement, dated December 1, 2007, between the Company and Mr. Flottman
10.2	Employment Agreement, dated February 1, 2008, between the Company and Mr. Sen Gupta

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

Date: February 25, 2008

By: /s/ Thomas Flottmann
Name: Thomas Flottmann
Title:  Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description
10.1	Employment Agreement, dated December 1, 2007, between the Company and Mr. Flottman
10.2	Employment Agreement, dated February 1, 2008, between the Company and Mr. Sen Gupta